SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2006

BONANZA GOLD, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50603	91-0745418
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
25060 Hancock Avenue Suite 103 Box 110
Murrieta, California 92562
(Address of principal executive offices)
(951) 894-6597
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Effective February 9, 2006, the small business issuer's terminated the services of its certifying auditors, DeCoria, Maichel & Teague P.S. ("DeCoria, Maichel & Teague P.S."). Due to the small business issuer’s reorganization in connection with the share exchange agreement, Left Behind Games Inc.’s operations are the only significant operations of the small business issuer and as a result Left Behind Games Inc.’s auditor, Corbin & Company, LLP, has been appointed to replace the small business issuer’s current auditor DeCoria, Maichel & Teague P.S.

(b) During the period of engagement through February 9, 2006, the auditor's reports issued by DeCoria, Maichel & Teague P.S., including the financial statements of the small business issuer for the fiscal years ended March 31, 2004 and March 31, 2005 did not contain an adverse opinion, a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. However, the audit reports did reflect uncertainties regarding the ability of the small business issuer to continue as a going concern.

(c) During the referenced period for the fiscal years ended March 31, 2004 and March 31, 2005 and for the interim period ended December 31, 2005, there were no disagreements between the small business issuer and DeCoria, Maichel & Teague P.S. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of DeCoria, Maichel & Teague P.S. would have caused DeCoria, Maichel & Teague P.S. to make reference to the matter in its reports on the small business issuer's financial statements, had any such reports been issued. During the period of engagement through February 9, 2006, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

(d) Effective February 9, 2006, the small business issuer engaged Corbin & Company, LLP, located in Irvine, California, as the small business issuer's certifying auditors.

(e) The termination of DeCoria, Maichel & Teague P.S and the appointment of Corbin & Company, LLP was effectuated pursuant to unanimous consent of the small business issuer's board of directors.

(f) The small business issuer has provided to DeCoria, Maichel & Teague P.S. a copy of the disclosures in this report and the small business issuer has requested a letter from DeCoria, Maichel & Teague P.S. addressed to the Commission confirming the statements made by the small business issuer in this report. A copy of that letter is attached as an exhibit to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)  Exhibits

16.1	Letter from DeCoria, Maichel & Teague P.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bonanza Gold, Inc. (Registrant)

By:	/s/ Troy A. Lyndo

Chief Executive Officer
Date: February 17, 2006	(Signature)*
* Print name and title of the signing officer under his signature.